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                U.S. SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549




                               FORM 8-K

                             CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


                     Date of Report August 22, 2005
                   (Date of earliest event reported)


                            EACO CORPORATION
          (Exact name of registrant as specified in its charter)


                                Florida
              (State or other jurisdiction of incorporation)

          0-14311                           59-2597349
   (Commission File Number)      (IRS Employer Identification No.)


    2113 Florida Boulevard, Neptune Beach, FL        32266
    (Address principal executive offices)          (Zip Code)


 Registrant's telephone number, including area code (904) 249-4197

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Item 2.01        Results of Operations and Financial Condition

On August 22, 2005, the Company announced operating results for the second quarter of 2005.


Item 9.01.       Financial Statements and Exhibits

                  (c)     Exhibits.

                  99.     Press Release dated August 22, 2005.


                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 EACO Corporation


Date:  August 22, 2005           By: /s/ Edward B. Alexander
                                 Edward B. Alexander, President/
                                 Chief Operating Officer





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EXHIBIT INDEX

Exhibit No.

  99.1       Press Release dated August 22, 2005 issued by EACO
             Corporation.

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Exhibit 99.1

Contact:                                FOR IMMEDIATE RELEASE
          Edward B. Alexander
          President
          (904) 249-4197                August 22, 2004

                    EACO CORPORATION REPORTS
                     SECOND QUARTER RESULTS,
                     SEEKS TO REDEPLOY CASH

NEPTUNE BEACH, FLORIDA - EACO Corporation (OTCBB:EACO), today reported operating results for the second quarter and year to date periods ended June 29, 2005.

Net income for the second quarter was $2,542,900 ($0.62 per share) compared to a net loss of $571,400 ($0.15 per share) for the same period in 2004. For the six months ended June 29, 2005, net income was $2,801,100 ($0.70 per share) compared to a net loss of $902,100 ($0.24 per share) for the same period in 2004.

Loss from continuing operations for the second quarter was $36,300 ($0.01 per share) compared to $256,800 ($0.07 per share) in 2004. Loss from continuing operations for the six months ended June 29, 2005 was $285,300 ($0.08 per share) compared to $524,300 ($0.14 per share) in 2004.

Income from discontinued operations, net of income tax benefit was $2,579,200 ($0.63 per share) for the second quarter of 2005 compared to a loss of $314,600 ($0.08 per share) in 2004. Income from discontinued operations for the six months ended June 29, 2005 was $3,086,400 ($0.78 per share) compared to a loss of $377,800 ($0.10 per share) in 2004.

As previously announced, the Company sold all of its operating restaurants on June 30, 2005, the first day of the Company's third quarter. The operating results of these sold restaurants are reported as "Income or loss from discontinued operations."
Results for the quarter and six months were impacted by income tax benefits totaling $3,061,800, including $213,200 from continuing operations and $2,848,600 from discontinued operations.

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As a result of the sale of its restaurants, the Company has approximately $10 million in cash, and is seeking business opportunities for strategic investment of these funds. The Company intends to pursue and consider any acquisitions or investments that it believes will maximize shareholder value.

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
EACO Corporation
Consolidated Results of Operations
(Unaudited)                              For The Quarters Ended    For The Six Months Ended
                                         --------------------------------------------------
                                            June 29,     June 30,    June 29,    June 30,
                                              2005         2004        2005        2004
                                         --------------------------------------------------
Revenues:
  Rental income                               $32,800      $32,800      $65,600     $65,600
                                           ----------  -----------  ----------- -----------
Total revenues                                 32,800       32,800       65,600      65,600
                                           ----------  -----------  ----------- -----------
Cost and expenses:
  Payroll and benefits                          6,400        4,600       13,400      11,600
  Depreciation and amortization                35,800       48,000       83,100      95,300
  Other operating expenses                     45,800       50,100       84,300     103,900
  General and administrative expenses         190,200      180,400      365,200     354,100
                                           ----------  -----------  ----------- -----------
Total costs and expenses                      278,200      283,100      546,000     564,900
                                           ----------  -----------  ----------- -----------
      Loss from continuing operations        (245,400)    (250,300)    (480,400)   (499,300)
Investment gain                                 2,100       10,800        2,100      10,800
Interest and other income                      28,600       19,300       49,500      37,800
Interest expense                              (34,800)     (36,600)     (69,700)    (73,600)
                                           ----------  -----------  ----------- -----------
      Loss from continuing operations,
        before income taxes                  (249,500)    (256,800)    (498,500)   (524,300)
Income tax benefit                            213,200           --      213,200          --
                                           ----------  -----------  ----------- -----------
      Loss from continuing operations         (36,300)    (256,800)    (285,300)   (524,300)
Income (loss) on discontinued operations,
  net of income tax benefit                 2,579,200     (314,600)   3,086,400    (377,800)
                                           ----------  -----------  ----------- -----------
      Net income (loss) attributable
        to common shareholders              2,542,900     (571,400)   2,801,100    (902,100)
Cumulative preferred stock dividend           (19,100)         ---      (38,300)        ---
                                           ----------  -----------  ----------- -----------
     Net income (loss) available for
       basic and diluted earnings (loss)
       per share                           $2,523,800    ($571,400)  $2,762,800   ($902,100)
                                           ==========  ===========  =========== ===========
Basic income (loss) per share
  Continuing operations                        ($0.01)      ($0.07)      ($0.08)     ($0.14)
  Discontinued operations                        0.66        (0.08)        0.79       (0.10)
                                           ----------  -----------  ----------- -----------
Net income (loss)                               $0.65       ($0.15)       $0.71      ($0.24)
                                           ==========  ===========  =========== ===========
Basic weighted average common
    shares outstanding                      3,881,900    3,771,000    3,881,900   3,744,000
                                           ==========  ===========  =========== ===========
Diluted income (loss) per share
  Continuing operations                        ($0.01)      ($0.07)      ($0.08)     ($0.14)
  Discontinued operations                        0.63        (0.08)        0.78       (0.10)
                                           ----------  -----------  ----------- -----------
Net income (loss)                               $0.62       ($0.15)       $0.70      ($0.24)
                                           ==========  ===========  =========== ===========
Diluted weighted average common
    shares outstanding                      4,072,900    3,771,000    3,972,800   3,744,000
                                           ==========  ===========  =========== ===========

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